UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 2, 2016, Prudential Financial, Inc. issued a press release announcing the commencement of a tender offer for up to $500,000,000 aggregate principal amount of its 6.100% Medium-Term Notes, Series D, due June 15, 2017, 6.000% Medium-Term Notes, Series D, due December 1, 2017, 2.300% Medium-Term Notes, Series D, due August 15, 2018, and its 7.375% Medium-Term Notes, Series D, due June 15, 2019, upon the terms and subject to the conditions set forth in an Offer to Purchase, dated June 2, 2016 and the related letter of transmittal.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release dated June 2, 2016 announcing the commencement of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

Date: June 2, 2016	By:	/s/ Andrew Hughes
	Name:	Andrew Hughes
	Title:	Vice President & Assistant Secretary

EXHIBIT INDEX

Exhibit No	Description

99.1	Press release dated June 2, 2016, announcing the commencement of the tender offer.